EXHIBIT 21.1


                                                                Jurisdiction of
Subsidiary                                                      Incorporation

BG/RDI ACQUISITION CORP.                                        Delaware
BIG CEDAR JV INTERIORS, LLC                                     Delaware
BLUEGREEN ASSET MANAGEMENT CORPORATION                          Delaware
BLUEGREEN/BIG CEDAR VACATIONS, LLC.                             Delaware
BLUEGREEN CAROLINA LANDS, LLC.                                  Delaware
BLUEGREEN CORPORATION                                           Massachusetts
BLUEGREEN CORPORATION GREAT LAKES (WI)                          Wisconsin
BLUEGREEN CORPORATION OF CANADA                                 Delaware
BLUEGREEN CORPORATION OF TENNESSEE                              Delaware
BLUEGREEN CORPORATION OF THE ROCKIES                            Delaware
BLUEGREEN GOLF CLUBS, INC.                                      Delaware
BLUEGREEN HOLDING CORPORATION (TEXAS)                           Delaware
BLUEGREEN INTERIORS, LLC.                                       Delaware
BLUEGREEN LAND AND REALTY, INC.                                 Colorado
BLUEGREEN PROPERTIES N.V.                                       Aruba
BLUEGREEN PROPERTIES OF VIRGINIA, INC.                          Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION I                     Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION II                    Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION III                   Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION IV                    Delaware
BLUEGREEN RESORTS INTERNATIONAL, INC.                           Delaware
BLUEGREEN RESORTS MANAGEMENT, INC.                              Delaware
BLUEGREEN SOUTHWEST LAND, INC.                                  Delaware
BLUEGREEN SOUTHWEST ONE, L.P.                                   Delaware
BLUEGREEN WEST CORPORATION                                      Delaware
BRFC III DEED CORPORATION                                       Delaware
BXG REALTY TENN, INC.                                           Tennessee
CAROLINA NATIONAL GOLF CLUB, INC.                               North Carolina
JORDAN LAKE PRESERVE CORPORATION                                North Carolina
LEISURE CAPITAL CORP.                                           Vermont
LEISURE COMMUNICATION NETWORK, INC.                             Delaware
NEW ENGLAND ADVERTISING CORP.                                   Vermont
PATTEN RECEIVABLES FINANCE CORPORATION X                        Delaware
PROPERTIES OF THE SOUTHWEST ONE, INC.                           Delaware
SOUTH FLORIDA AVIATION, INC.                                    Florida
WINDING RIVER REALTY, INC.                                      North Carolina
BLUEGREEN VACATIONS UNLIMITED, INC. f/k/a RDI RESOURCES, INC.   Florida
BLUE RIDGE PUBLIC SERVICE COMPANY                               Virginia
RESORT TITLE AGENCY, INC.                                       Florida